Exhibit 21.1
J.P. Morgan Chase & Co.

List of subsidiaries

JPMorgan Chase has the following subsidiaries:

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

Bridge Acquisition Holdings, Inc.	Delaware	100.00
Brown & Company Securities Corporation	Massachusetts	100.00
• Brown Direct, Inc.	California	100.00
Capital Markets Transactions, Inc.	Delaware	100.00
CCC Holding, Inc.	Delaware	100.00
• Chase Commercial Corporation	Delaware	100.00
Chase Capital I	Delaware	100.00
Chase Capital II	Delaware	100.00
Chase Capital III	Delaware	100.00
Chase Capital IV	Delaware	100.00
Chase Capital V	Delaware	100.00
Chase Capital VI	Delaware	100.00
Chase Capital VII	Delaware	100.00
Chase Capital VIII	Delaware	100.00
Chase Cardholder Services, Inc.	Delaware	100.00
Chase Home Mortgage Corporation of the Southeast	Florida	100.00
Chase Lincoln First Commercial Corporation	Delaware	100.00
Manhattan Realty Leasing Corporation	New York	100.00
• Palo Verde 1-PNM December 75 Corporation	Delaware	100.00
• Palo Verde 1-PNM August 50 Corporation	Delaware	100.00
• PV2-PNM December 35 Corporation	Delaware	100.00
• PV2-APS 150 Corporation	Delaware	100.00
Chatham Ventures, Inc.	New York	100.00
• J.P. Morgan Partners (SBIC), LLC	California	80.00
Chemical Equity Incorporated	New York	100.00
Chemical Investments, Inc.	Delaware	100.00
Chemical New York, N.V.	Netherland Antilles	100.00
Clintstone Properties Inc.	New York	100.00
CMRCC, Inc.	New York	100.00
Corsair, Inc.	Delaware	100.00
Hambrecht & Quist Group	Delaware	100.00
• Hambrecht & Quist California	California	100.00
– Hambrecht & Quist Guaranty Finance, LLC	California	99.00
Hatherly Insurance Ltd.	Bermuda	100.00
JPM Capital Trust I	Delaware	100.00
JPM Capital Trust II	Delaware	100.00
JPMP Capital Corp.	New York	100.00
• J.P. Morgan Partners, LLC	Delaware	100.00
JPMP Management Corp.	New York	100.00
J.P. Morgan Advisors Inc.	Delaware	100.00
J.P. Morgan Advisory Services Inc.	Delaware	100.00
J.P. Morgan Business Credit Corp.	Delaware	100.00
JPMP Capital, LLC	Delaware	100.00
• J.P. Morgan Capital, L.P.	New York	99.50
– J.P. Morgan Capital Luxembourg S.a.r.l.	Luxembourg	100.00
• J.P. Morgan Funds Bahamas Ltd.	Bahamas	100.00
• J.P. Morgan Investment Corporation	Delaware	100.00
• J.P. Morgan Partners Australia Pty Limited	Australia	100.00
• J.P. Morgan Partnership Capital Corporation	Delaware	100.00
J.P. Morgan Capital Financing Limited	England	100.00
• Chase Equities Limited	England	100.00
• JF Group Limited	Bermuda	100.00

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

– J.P. Morgan Chase International Financing Limited	England	100.00
J.P. Morgan Chase Capital IX	Delaware	100.00
J.P. Morgan Chase Capital X	Delaware	100.00
J.P. Morgan Chase National Corporate Services, Inc.	New York	100.00
J.P. Morgan Chase Realty Corporation	New York	100.00
J.P. Morgan Chase Community Development Corporation	Delaware	100.00
J.P. Morgan Equity Holdings, Inc.	Delaware	100.00
• CBD Holdings, Ltd.	Delaware	100.00
– Chase Life & Annuity Co.	Ohio	100.00
– Chase Life & Annuity Company of New York	New York	100.00
– Great Lakes Insurance Company	Delaware	100.00
– Sun States Life Insurance Company	Delaware	100.00
– Western Hemisphere Life Insurance Company	Delaware	100.00
• CMC Holding Delaware Inc.	Delaware	100.00
– A.S. Holding Corporation	Delaware	100.00
– Chase Manhattan Bank USA, National Association	United States	100.00
– Card Acquisition Funding LLC	Delaware	100.00
– Chase BankCard Services, Inc.	Delaware	100.00
– Chase Data Services Corporation	Delaware	100.00
– Chase Insurance Agency, Inc.	Delaware	100.00
– Cross Country Insurance Company	Vermont	100.00
– J.P. Morgan Investor Services Co.	Massachusetts	100.00
– Chase Re Limited	Bermuda	100.00
– J.P. Morgan Trust Company, National Association	United States	100.00
– J.P. Morgan Trust Company of Delaware	Delaware	100.00
• J.P. Morgan Personal Wealth Management, Inc.	New York	100.00
• Texas Commerce Operating Services, Inc.	Delaware	100.00
– Texas Commerce Shareholders Company	Texas	100.00
– J.P. Morgan Securities of Texas, Inc.	Delaware	100.00
J.P. Morgan Fleming Asset Management Holdings Inc.	Delaware	100.00
• J.P. Morgan Fleming Asset Management (Asia) Inc.	Delaware	100.00
– JF Asset Management International Limited	British Virgin Islands	100.00
– JF Asset Management Limited	Hong Kong	100.00
– JF Funds Limited	Hong Kong	100.00
– JF Asset Management (Taiwan) Limited	Taiwan	99.90
– J.P. Morgan Fleming Asset Management (Japan) Limited	Japan	100.00
• J.P. Morgan Strategic UK Limited	England	100.00
• Robert Fleming Holdings Limited	England	100.00
– Copthall Overseas Limited	England	100.00
– Copthall Overseas (Number 2) Limited	England	100.00
– Robert Fleming (Jersey) Limited	Channel Islands	100.00
– Fledgeling Nominees International Limited	Cayman Islands	100.00
– J.P. Morgan Fleming Asset Management (Schweiz) AG	Switzerland	100.00
– Robert Fleming (Luxembourg) Sarl	Luxembourg	100.00
– J.P. Morgan Fleming Societa di Intermediazione Mobiliare S.p.A.	Italy	100.00
– J.P. Morgan Fleming Asset Management (Europe) S.a.r.l.	Luxembourg	100.00
– J.P. Morgan Fleming Asset Management (France) SA	France	100.00
– Robert Fleming Holdings Inc.	Delaware	100.00
– Robert Fleming (Overseas) Number 3 Limited	England	100.00
– Robert Fleming (Luxembourg)(Joint Ventures) Sarl	Luxembourg	100.00
– Fleming Flagship Advisory Company Sarl	Luxembourg	100.00
– J.P. Morgan Fleming Marketing Limited	England	86.93
– Robert Fleming Asset Management Limited	England	100.00
– Chase Fleming Private Wealth Management Limited	England	100.00
– Robert Fleming Investment Trust Limited	England	100.00
J.P. Morgan Financial Investments Limited	England	100.00
J.P. Morgan Fleming Investment GmbH	Germany	100.00
J.P. Morgan Funding Corp.	England	100.00
• J.P. Morgan Fleming Life Limited	England	100.00
J.P. Morgan Futures Inc.	Delaware	100.00
• J.P. Morgan Futures Hong Kong Limited	Hong Kong	100.00

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

J.P. Morgan GT Corporation	Delaware	100.00
J.P. Morgan International Holdings Corp.	Delaware	100.00
• J.P. Morgan Trust Company (New Zealand) Limited	New Zealand	100.00
• JPMAC Holdings Inc.	Delaware	100.00
J.P. Morgan Investment Management Inc.	Delaware	100.00
• J.P. Morgan Investment Management Limited	England	100.00
J.P. Morgan Leasefunding Corp.	Delaware	100.00
J.P. Morgan Private Investments Inc.	Delaware	100.00
J.P. Morgan Securities Holdings Inc.	Delaware	100.00
• J.P. Morgan Residential Mortgage Acceptance Corp.	Delaware	100.00
• Structured Obligations Corporation	Delaware	100.00
• J.P. Morgan Securities Inc.	Delaware	100.00
J.P. Morgan Services Inc.	Delaware	100.00
J.P. Morgan Ventures Corporation	Delaware	100.00
• DNT Asset Trust	Maryland	100.00
– Ventures Business Trust	Maryland	100.00
• J.P. Morgan Ventures Energy Corporation	Delaware	100.00
• J.P. Morgan Ventures Investment Corp.	New York	100.00
J.P. Morgan Whitney Partnership Corporation	Delaware	100.00
LabMorgan Corporation	Delaware	100.00
J.P. Morgan Trust Company (Bahamas) Limited	Bahamas	100.00
LabMorgan International Ltd.	Cayman Islands	100.00
Morgan Fonciere Cayman Islands Ltd.	Cayman Islands	100.00
MorServ, Inc.	Delaware	100.00
Offshore Equities, Inc.	New York	100.00
Peabody Real Estate Partnership Corporation	New York	100.00
Robert Fleming Inc.	Delaware	100.00
Support Development Corporation	Delaware	100.00

JPMorgan Chase Bank	New York	100.00
• Cedar Hill International Corp.	Delaware	100.00
• Chase Access Services Corporation	Delaware	100.00
• Chase Bank International	United States	100.00
• Chase Bankruptcy Information Systems, Inc.	Delaware	100.00
• Chase Community Development Corporation	Delaware	100.00
• Chase Education Holdings, Inc.	Delaware	100.00
• Chase Funding Corporation	New York	100.00
• Chase Investment Services Corp.	Delaware	100.00
• Chase Manhattan Automotive Finance Corporation	Delaware	100.00
• Chase Merchant Ventures, Inc.	Delaware	100.00
– Chase Merchant Services, LLC	Delaware	50.00
• Chase Mortgage Company	Ohio	100.00
– Chase Mortgage Company-West	Colorado	100.00
• Chase Mortgage Holdings, Inc.	Delaware	100.00
• Chase Preferred Capital Corporation	Delaware	100.00
• Chase SPV Corporation	Delaware	100.00
• Chem Network Processing Services, Inc.	New Jersey	100.00
• Colson Services Corp.	Delaware	100.00
• CSL Leasing Inc.	Delaware	100.00
• Flagstaff Capital Corporation	Delaware	100.00
• Gemini Holding, LLC	Delaware	100.00
– Libra Funding, LLC	New York	85.00
• Harvest Opportunity Holdings Corp.	New York	100.00
• Independence Park Building Inc.	Delaware	100.00
• JPMP Harvest Investors, L.P.	Delaware	100.00
• J.P. Morgan Alternative Asset Management, Inc.	New York	100.00
• J.P. Morgan Benelux Funding Inc.	Delaware	100.00
• J.P. Morgan Chase Commercial Mortgage Securities Corp.	Delaware	100.00
• J.P. Morgan Fleming Asset Management (USA) Inc.	Delaware	100.00

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

• J.P. Morgan Holding Deutschland GmbH	Germany	100.00
• J.P. Morgan International Inc.	United States	100.00
– J.P. Morgan International Finance Limited	United States	100.00
– Banco J.P. Morgan S.A.	Mexico	100.00
– Chase Manhattan S.A. Distribuidora de Titulos e Valores Mobiliarios	Brazil	100.00
– J.P. Morgan SA Correctora de Cambio e Valores Mobiliarios	Brazil	100.00
– Chase Investment Holdings (Venezuela) Inc.	Delaware	100.00
– J.P. Morgan Inversora, C.A.	Venezuela	100.00
– Chase Manhattan Holdings Limitada	Brazil	100.00
– Chase Manhattan Trust Cayman Ltd.	Cayman Islands	100.00
– J.P. Morgan Securities (C.I.) Limited	Channel Islands	100.00
– J.P. Morgan (Jersey) Limited	Channel Islands	100.00
– J.P. Morgan Holdings Australia Limited	Australia	100.00
– Chase Manhattan New Zealand Limited	Australia	100.00
– J.P. Morgan Australia Limited	Australia	100.00
– J.P. Morgan Nominees Australia Limited	Australia	100.00
– J.P. Morgan Portfolio Services Limited	Australia	100.00
– JFOM Pty Limited	Australia	100.00
– J.P. Morgan Bank, S.A.	Spain	100.00
– J.P. Morgan & Cie S.A.	France	100.00
– J.P. Morgan AG	Germany	100.00
– J.P. Morgan Bank (Ireland) plc	Ireland	100.00
– J.P. Morgan Bank International	Russia	100.00
– J.P. Morgan Bank Luxembourg, S.A.	Luxembourg	99.99 (1)
– J.P. Morgan Bank Venezuela C.A.	Venezuela	100.00
– J.P. Morgan Capital Holdings Limited	England	100.00
– J.P. Morgan Chase (UK) Holdings Limited	England	100.00
– J.P. Morgan Chase International Holdings Limited	England	100.00
– Crosby Sterling (Holdings) Limited	England	100.00
– J.P. Morgan EU Holdings Limited	England	100.00
– Stone Investments (Number 4) Limited	England	100.00
– J.P. Morgan Europe Limited	England	100.00
– J.P. Morgan Holdings (UK) Limited	England	100.00
– J.P. Morgan Securities Ltd.	England	100.00
– Robert Fleming (Overseas) Number 2 Limited	England	100.00
– J.P. Morgan Fleming Asset Management (London) Limited	England	100.00
– J.P. Morgan plc	England	100.00
– Crosby Sterling Limited	England	100.00
– J.P. Morgan Trustee and Depositary Company Limited	England	100.00
– J.P. Morgan Luxembourg International Sarl	Luxembourg	100.00
– J.P. Morgan Cayman Limited	Cayman Islands	100.00
– J.P. Morgan Chase Bank Berhad	Malaysia	100.00
– J.P. Morgan Fonds (Luxembourg) S.A.	Luxembourg	100.00
– J.P. Morgan Funding South East Asia Private Limited	Singapore	100.00
– J.P. Morgan Grupo Financiero S.A. De C.V.	Mexico	100.00
– Banco J.P. Morgan S.A., Institucion de Banca Multiple, J.P. Morgan Grupo Financiero	Mexico	99.99
– J.P. Morgan Casa de Bolsa, S.A. de C.V., J.P. Morgan Grupo Financiero	Mexico	100.00
– J.P. Morgan International Derivatives Ltd.	Channel Islands	100.00
– J.P. Morgan Investimentos e Financas Ltda.	Brazil	100.00
– J.P. Morgan Japanese Investor Fund Services S.A.	Luxembourg	100.00
– J.P. Morgan Leasing GmbH	Germany	100.00
– J.P. Morgan Malaysia Ltd.	Malaysia	100.00
– J.P. Morgan Overseas Capital Corporation	Delaware	100.00
– J.P. Morgan Australia Holdings Limited	Australia	100.00
– J.P. Morgan Markets Australia Pty Limited	Australia	100.00
– J.P. Morgan Australia Securities Limited	Australia	100.00
– J.P. Morgan Canada	Canada	100.00

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

– J.P. Morgan Espana S.A.	Spain	100.00
– J.P. Morgan Sociedad de Valores, S.A.	Spain	100.00
– Morgan Gestion, S.A. Sociedad Gestora de Instituciones de Inversion Colectiva	Spain	100.00
– J.P. Morgan International Bank Limited	England	100.00
– J.P. Morgan Securities Canada Inc.	Canada	100.00
– J.P. Morgan Whitefriars Inc.	Delaware	100.00
– J.P. Morgan Whitefriars (U.K.)	England	100.00
– J.P. Morgan Partners (CMB Reg K GP), Inc.	Delaware	100.00
– J.P. Morgan (Suisse) S.A.	Switzerland	100.00
– J.P. Morgan Scotland (Services) Ltd.	England	100.00
– J.P. Morgan (S.E.A.) Limited	Singapore	100.00
– Ark Owner Trust Pte. Ltd.	Singapore	100.00
– J.P. Morgan Securities Asia Private Limited	Singapore	100.00
– J.P. Morgan Securities Holdings (Hong Kong) Limited	Hong Kong	88.91	(2)
– J.P. Morgan Securities (Asia Pacific) Limited	Hong Kong	100.00
– J.P. Morgan Securities Holdings (Caymans) Limited	Cayman Islands	100.00
– J.P. Morgan Securities India Private Limited	India	100.00
– J.P. Morgan Securities South Africa (Proprietary) Limited	South Africa	100.00
– J.P. Morgan Services Japan Ltd.	Delaware	100.00
– J.P. Morgan Trust Bank Ltd.	Japan	72.16	(3)
– J.P. Morgan Trust Company (Jersey) Limited	Channel Islands	100.00
– Inversiones y Asesorias Chase Manhattan Limitada	Chile	100.00
– J.P. Morgan Holdings (Hong Kong) Limited	Hong Kong	100.00
– Copthall Mauritius Investment Limited	Mauritius	100.00
– J.P. Morgan Securities (Far East) Limited	Hong Kong	100.00
– J.P. Morgan Broking (Hong Kong) Limited	Hong Kong	100.00
– J.P. Morgan Futures (Korea) Limited	South Korea	80.00
– Jardine Fleming International Holdings Limited	Cayman Islands	100.00
– Jardine Fleming (Antilles) N.V.	Netherlands Antilles	100.00
– Jardine Fleming India Holdings Limited	Mauritius	100.00
– J.P. Morgan India Private Limited	India	100.00
– Jardine Fleming International Futures Limited	British Virgin Islands	100.00
– Jardine Fleming Malaysia Holdings Limited	British Virgin Islands	100.00
– J.P. Morgan Services (Malaysia) Sdn. Bnd.	Malaysia	100.00
– Jardine Fleming Securities (Asia) Limited	Bermuda	100.00
– J.P. Morgan Securities Singapore Private Limited	Singapore	100.00
– J.P. Morgan Securities (Taiwan) Limited	Taiwan	72.45	(4)
– JF Investment Management (China) Limited	British Virgin Islands	100.00
– Morgan Guaranty International Bank	Delaware	100.00
– Norchem Holdings e Negocios, S.A.	Brazil	49.00
– Norchem Leasing S.A. Arrendamento Mercantil	Brazil	50.00
– Nottingham Holdings, Inc.	New York	100.00
– Robert Fleming Equity (Bermuda) Limited	Bermuda	100.00
• J.P. Morgan Leasing Inc.	New York	100.00
• J.P. Morgan Mortgage Capital Inc.	Delaware	100.00
• J.P. Morgan Partners (23A SBIC Manager), Inc.	Delaware	100.00
• J.P. Morgan Treasury Technologies Corporation	Delaware	100.00
• Manufacturers Hanover Leasing International Corp.	Delaware	100.00
– Chase Leasing of Texas, Inc.	Delaware	100.00
• Margaretten Financial Corporation	Delaware	100.00
– Chase Manhattan Mortgage Corporation	New Jersey	100.00
– Chase Ventures Holdings, Inc.	New Jersey	100.00
• Overseas Realty Corp.	New York	100.00
• Plexus Group, Inc.	California	100.00
• Scorpio Holding, LLC	New York	100.00
• Systems & Services Technologies, Inc.	Delaware	100.00

1.	Chase Manhattan Overseas Finance Corporation owns 0.01%.

2.	J.P. Morgan Securities Asia Private Limited owns 11.09%.

3.	J.P. Morgan & Cie S.A. owns preferred shares carrying 27.84% voting power.

4.	JF Securities Overseas Limited and Robert Fleming Investment Trust Limited each own 10%.

*	Certain intermediary subsidiaries may be omitted in the ownership chain because the listed subsidiary holds significant assets, but the intermediary subsidiaries do not.